UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 River Street, 12th Floor, Hoboken, NJ 07030
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HAIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 26, 2023, The Hain Celestial Group, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders. The matters voted upon and the voting results are set forth below.

Proposal 1 – Election of Directors

The following eight director nominees were elected to serve on the Company’s board of directors until the next annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following vote:

	For	Against	Abstain	Broker Non-Votes
Richard A. Beck	74,982,836	629,478	51,664	3,910,398
Neil Campbell	75,242,025	374,410	47,543	3,910,398
Celeste A. Clark, Ph.D.	74,197,968	1,433,753	32,257	3,910,398
Wendy P. Davidson	75,296,785	317,027	50,166	3,910,398
Shervin J. Korangy	75,018,478	611,370	34,130	3,910,398
Michael B. Sims	74,899,955	717,694	46,329	3,910,398
Carlyn R. Taylor	75,169,811	433,711	60,456	3,910,398
Dawn M. Zier	74,658,461	961,080	44,437	3,910,398

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2023 was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
68,949,715	6,242,783	471,480	3,910,398

Proposal 3 – Advisory Vote on the Frequency of Holding Future Advisory Votes on Named Executive Officer Compensation

For the advisory vote on the frequency of holding future advisory votes on named executive officer compensation, shareholders recommended that such votes be held every year based upon the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
68,533,151	19,221	7,052,746	58,860	3,910,398

In accordance with the recommendation of the Company’s board of directors on Proposal 3 set forth in the proxy statement for the 2023 Annual Meeting of Shareholders, and consistent with the voting outcome on Proposal 3, the Company will continue to conduct advisory votes on the compensation of the Company’s named executive officers every year until the next advisory vote on the frequency of such votes is held.

Proposal 4 – Ratification of Appointment of Registered Independent Accountants

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s registered independent accountants for the fiscal year ending June 30, 2024 was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
77,909,723	1,621,344	43,309	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2023

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Kristy M. Meringolo
Name:	Kristy M. Meringolo
Title:	Chief Legal and Corporate Affairs Officer, Corporate Secretary